EXHIBIT 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER OF

INDEPENDENT FILM DEVELOPMENT CORPORATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Independent Film Development Corporation (the “Company”) on Form 10-Q/A for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Ritchie, the Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-Q/A for the period ending June 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q/A for the period ending March 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 28, 2009

/s/  Jeff Ritchie

      Jeff Ritchie

      Chief Executive Officer and Director